Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES OXLEY ACT OF 2002

In connection with the Quarterly Report of International Isotopes, Inc and subsidiaries (the “Company”) on Form 10-Q for the period ended September 30, 2009, as filed with the Securities and Exchange Commission (the “Form 10-Q”), I, Steve T. Laflin, Chief Executive Officer of the Company, in my capacity as such, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

To my knowledge the Form 10-Q fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78m or 78o(d)); and

(2)

The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 13, 2009	/s/ Steve T. Laflin
Steve T. Laflin
Chief Executive Officer